Supplement to Prospectus Dated May 1, 2004 for
Pacific Select Exec, Pacific Select Choice, Pacific Select Exec II, Pacific Select Performer 500,
Pacific Select Accumulator and M’s Versatile Product Flexible Premium Variable Life Insurance
Policies, and Pacific Select Estate Preserver, Pacific Select Estate Preserver II, Pacific Select
Estate Preserver III, Pacific Select Estate Preserver IV, Pacific Select Estate Preserver V and M’s
Versatile Product-Survivorship Last Survivor Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Maximizer Modified Single Premium Life Insurance Policy
(each a “policy”) Issued by Pacific Life Insurance Company (“Pacific Life”)

You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. For more complete information on the portfolios of Pacific Select Fund, including a discussion of each portfolio’s investment techniques and the risks associated with its investments, see the accompanying preliminary prospectus. You should read the prospectus carefully.

Substitution of Equity Income Portfolio

We will notify you of the effective date of substitution (the “substitution date”) set by Pacific Select Fund once the Securities and Exchange Commission (“SEC”) issues the order of approval of the substitution.

Other terms of your policy will not change as a result of the transactions described in this supplement.
The Pacific Select Fund’s Board of Trustees approved the substitution of shares of the American Funds Growth-Income portfolio for shares of the Equity Income portfolio. Pacific Select Fund and Pacific Life will file an application for an order to permit the substitution with the SEC.

If the SEC issues an order to permit the substitution, the Pacific Select Fund will select a substitution date for shares of the Equity Income portfolio to be automatically redeemed and shares of the American Funds Growth-Income portfolio to be purchased. At the same time, accumulation units of the Equity Income variable account will be automatically exchanged for accumulation units of equal value of the American Funds Growth-Income variable account. The Equity Income portfolio and corresponding Equity Income variable account will cease to exist.

On the substitution date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Income investment option will be deemed an instruction for the American Funds Growth-Income investment option. This includes, but is not limited to, instructions for net premium allocations, transfer instructions (including instructions under any automatic transfer, portfolio rebalancing and dollar cost averaging programs), and partial withdrawal and monthly deduction instructions.

You need not take any action regarding the substitution. The exchange of the Equity Income variable account accumulation units for accumulation units of equal value of the American Funds Growth-Income variable account will occur automatically on the substitution date.

Supplement dated March 28, 2005

If you do not wish to participate in the substitution, unless the SEC requires otherwise, the following will apply. You will have a 60 day “free transfer” period (which will not begin later than 30 days before the substitution date). During this “free transfer” period, the first unscheduled transfer, and any systematic transfer, from the Equity Income investment option (and, if required by the SEC, the American Funds Growth-Income investment option after the substitution date) will not count towards:

     • the transfer limitations described in your policy prospectus, or

     • any transfer fees that may be assessed in the future.

We do not currently assess transfer fees, but we reserve the right to do so, as stated in the prospectus, in the future. We will notify you of your transfer rights at the same time we announce the substitution date.

All changes described below are effective May 1, 2005.

The name of the Aggressive Equity portfolio is changing
The Aggressive Equity portfolio will change its name to the Fasciano Small Equity portfolio. All references to the Aggressive Equity portfolio, investment option or variable account are changed to Fasciano Small Equity portfolio, investment option or variable account.

Three new variable investment options will be available	Three new variable investment options will be available under your policy. Each investment option invests in a corresponding portfolio of Pacific Select Fund.

American Funds Growth-Income American Funds Growth VN Small-Cap Value

For more complete information on each of the three underlying portfolios, including a discussion of the portfolio’s investment techniques, risks associated with its investments, charges and expenses, see the accompanying preliminary prospectus for the portfolios. No assurance can be given that a portfolio will achieve its investment objective. You should read the preliminary prospectus carefully. The information in the preliminary prospectus for the portfolios is not complete and may be changed, and a registration statement for the shares of the portfolios has been filed with the SEC, and those shares may not be sold until that registration statement is effective. The preliminary prospectus is not an offer to sell the shares of the portfolios.

References to the number of variable investment options throughout the prospectus are increased by three.

Fee tables is amended
The following replaces Total annual fund operating expenses:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect anticipated fees and expenses of new portfolios.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29	1.63

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.l0% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each Portfolio. Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally, if the SEC issues an order to permit the substitution of the Equity Income Portfolio with the American Funds Growth-Income portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

The portfolio manager is changing for: • Equity • Technology • Health Sciences • Aggressive Equity
Capital Guardian Trust Company will be the portfolio manager for the Equity portfolio.

Columbia Management Advisors, Inc. will be the portfolio manager for the Technology portfolio.

Jennison Associates LLC will be the portfolio manager for the Health Sciences portfolio.

Neuberger Berman Management Inc. will be the portfolio manager for the Fasciano Small Equity portfolio (formerly the Aggressive Equity portfolio).

Your investment options is changed	The disclosure regarding the Fasciano Small Equity (formerly Aggressive Equity) portfolio in the chart under Variable investment options is replaced with:

Fasciano Small Equity	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.

The following is added to the chart under Variable investment options:

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)
American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

Service arrangements	American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums attributable to the Master Funds for certain marketing assistance.

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